UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-00043

Deutsche Investment Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/2015

ITEM 1.	REPORT TO STOCKHOLDERS

September 30, 2015

Annual Report
to Shareholders

Deutsche CROCI® U.S. Fund

Contents

3 Letter to Shareholders

5 Portfolio Management Review

11 Investment Portfolio

15 Statement of Assets and Liabilities

17 Statement of Operations

18 Statement of Changes in Net Assets

19 Financial Highlights

24 Notes to Financial Statements

32 Report of Independent Registered Public Accounting Firm

33 Information About Your Fund's Expenses

34 Tax Information

35 Advisory Agreement Board Considerations and Fee Evaluation

37 Board Members and Officers

42 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. The fund will be managed on the premise that stocks with lower CROCI® Economic P/E Ratios may outperform stocks with higher CROCI® Economic P/E Ratios over time. This premise may not always be correct and prospective investors should evaluate this assumption prior to investing in the fund. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

The global economy appears to be on track for continued, albeit modest, growth over the next year, with the U.S. leading Europe and Japan. Here at home, employment growth continues, although the pace has slowed in recent months. Housing data is positive and household finances are benefitting from lower levels of debt and debt service, gains in real income and lower energy prices.

Growth overseas, particularly in emerging economies, is a lingering concern. The stronger dollar and sluggish growth abroad have had a negative impact on U.S. exporters and manufacturers, and lower global energy prices have taken a toll on the domestic energy sector. Nevertheless, our economists see sufficient reason to expect the U.S. economy overall to maintain its moderate expansionary path.

Perhaps the most persistent question is when the Federal Reserve Board will start raising short-term interest rates. Monetary tightening has been widely expected for months, but the timing remains unclear. Whether increases begin in late 2015 or at some point in 2016, analysts agree that the process is likely to be "low and slow." So, while yields on core government bonds are likely to pick up, we don’t expect it will be by very much.

As always, we encourage you to visit deutschefunds.com for timely information and insights about economic developments and your Deutsche fund investment. With frequent updates from our CIO Office and economists, we want to ensure that you are equipped to make informed decisions.

Thank you for your continued investment. We appreciate the opportunity to serve your investment needs.

Best regards,

Brian Binder President, Deutsche Funds

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Investment Strategy and Process

The fund invests in common stocks issued by U.S. companies. Portfolio management will select stocks of companies that offer economic value, utilizing the CROCI® strategy as one factor, among other factors. Under the CROCI® strategy, economic value is measured using various metrics such as the CROCI® Economic Price Earnings Ratio. The CROCI® Economic Price Earnings Ratio is a proprietary measure of company valuation using the same relationship between valuation and return as an accounting P/E ratio (i.e., price/book value divided by return on equity). The CROCI® Economic Price Earnings Ratio and other CROCI® metrics may be adjusted from time to time. The CROCI® strategy may apply other measures of company valuation, as determined by the CROCI® Investment Strategy and Valuation Group. Portfolio management may use criteria other than the CROCI® strategy in selecting investments. At times, the number of stocks held in the fund may be higher or lower than 40 stocks at the discretion of portfolio management or as a result of corporate actions, mergers or other events. Portfolio management will select stocks from among companies in the S&P 500 Index (excluding companies from the financial sector) which are under CROCI® coverage at any given time. The fund is rebalanced periodically in accordance with the CROCI® strategy's rules (re-selecting the approximately 40 stocks that make up the fund). During the selection process, certain portfolio selection buffers are applied in an attempt to reduce portfolio turnover.

Deutsche CROCI® U.S. Fund returned –13.50% from its inception on April 13, 2015 through September 30, 2015, underperforming the –7.28% return of the Standard & Poor's 500® (S&P 500) Index during the same interval.

As the return of the benchmark would indicate, the U.S. stock market experienced significant headwinds during the reporting period. Events overseas led to a substantial increase in investors’ aversion to risk, leading to a downturn across the global markets. The spark for the sell-off came from China, where slowing economic conditions prompted the central bank to devalue the nation’s currency. This development depressed the growth outlook across the emerging markets and fueled a renewed downturn in commodity prices. Even though the U.S. economy remained in relatively good shape, the prospect of weaker economic conditions worldwide weighed on the outlook for corporate earnings, contributing to poor overall market performance and meaningful downturns in sectors with above-average economic sensitivity.

In this environment, stocks seen as being in the best position to deliver above-average earnings growth generally delivered superior performance. Conversely, value stocks underperformed the broader market in the sell-off. These trends proved to be challenging for the fund given our disciplined, value-oriented approach. However, it’s important to keep in mind that the fund’s holdings typically deviate quite a bit from the index, meaning that its short-term results can as well.

Fund Performance

When assessing the fund’s performance, it’s also necessary to consider that the time period in question is a short interval that was characterized by unusual market volatility. As a result, the returns of individual stocks had little correlation to the attractiveness of their underlying valuations.

Within the consumer discretionary sector, for instance, we were hurt by the underperformance of three media stocks: Viacom Inc., CBS Corp. and Twenty-First Century Fox, Inc. While media stocks are generally seen as being defensive, they nonetheless underperformed following Walt Disney’s August 4 announcement that rising competition from Netflix was pressuring growth at its cable networks. As a result, all three stocks lost ground, despite their compelling valuations. Our performance within the consumer discretionary group was also pressured by the declines in several auto-parts stocks — including BorgWarner Inc., Johnson Controls, Inc. and Goodyear Tire & Rubber Co. — that underperformed due to short-term concerns about the impact slowing growth could have on their end markets. An overweight position in the gaming stock Wynn Resorts Ltd.* further pressured fund performance, as the company struggled with various challenges in the Macau region in China. Also, in an illustration of the adverse impact that the broader market environment had on our results, the fund’s relative performance in the consumer discretionary group was negatively affected by our lack of a position in certain outperforming, richly valued growth stocks such as Amazon.com, Inc.* and Netflix.*

* Not held in the portfolio as of September 30, 2015.

"The periodic concerns about the global economic outlook led to outperformance for growth stocks during the past year, which worked against our value-oriented strategy."

Our positioning in the technology sector detracted from the fund’s performance as well. Here, broader concerns about the semiconductor (computer chip) market led to weakness in our investments in Micron Technology, Inc., QUALCOMM, Inc. and Hewlett-Packard Co. In the industrials sector, our positions in the stocks of economically sensitive businesses such as Emerson Electric Co., Cummins, Inc. and Dover Corp. lagged, as did our investments in Flour Corp.* and Parker-Hannifin Corp., both of which were pressured by concerns about their substantial sales to energy companies.

* Not held in the portfolio as of September 30, 2015.

Outside of these two groups, our position in The Mosaic Co. — a fertilizer producer that was pressured by the weak pricing environment for agricultural commodities — was the most notable detractor from performance.

On the plus side, we generated meaningful outperformance in the energy sector thanks to the strong showing of our positions in the refining stocks Valero Energy Corp. and Marathon Petroleum Corp.* In contrast to larger producers or exploration and production companies, refiners’ profit margins typically expand during periods of lower oil prices. Our investments in the consumer staples sector also performed very well on a relative basis, led by Coca-Cola Enterprises, which rose on merger speculation. We sold the position and redeployed the proceeds into Keurig Green Mountain, Inc., which bucked the broader market trend and delivered a gain after we added the stock to the portfolio. Tyson Foods, Inc., also made a robust positive contribution to fund performance, as the company exceeded second-quarter earnings estimates. The electric utility Consolidated Edison, Inc. was the largest individual contributor for the period. Not only did the stock benefit from the strength in the broader utilities sector, but it also delivered second-quarter earnings that were well above the market’s expectations.

* Not held in the portfolio as of September 30, 2015.

Outlook and Positioning

Keeping in mind that the fund’s sector weightings are a residual approach of our bottom-up stock selection, we held the largest overweight positions in the industrials, information technology and consumer discretionary sectors as of September 30, 2015. The fund held zero weightings in financials and telecommunications services, and it was underweight in the health care and consumer staples sectors.

The periodic concerns about the global economic outlook led to outperformance for growth stocks during the past year, which worked against our value-oriented strategy. However, the market’s preference for growth vs. value tends to run in cycles over time, and two factors could lead to improved performance for value stocks. First, we believe signs of better-than-expected growth in the global economy may sap the demand for growth stocks and potentially prompt investors to place a renewed emphasis on valuations. We also believe value stocks can hold up well if the market continues to exhibit volatility, since their recent underperformance has helped make their valuations more attractive. We therefore intend to remain true to our steady, disciplined and value-oriented process.

Ten Largest Equity Holdings at September 30, 2015 (26.7% of Net Assets)
1. Keurig Green Mountain, Inc. A specialty coffee and coffee maker business	2.8%
2. Intel Corp. Designer, manufacturer and seller of computer components and related products	2.8%
3. Consolidated Edison, Inc. Provider of electric utilities	2.7%
4. Tyson Foods, Inc. Distributes and markets chicken, beef, pork, prepared foods and related allied products	2.7%
5. Michael Kors Holdings Ltd. Operates in retail and wholesale of global luxury lifestyle brand	2.7%
6. Delphi Automotive PLC Manufactures vehicle components	2.6%
7. NetApp, Inc. Hardware and software services	2.6%
8. Johnson & Johnson Provider of health care products	2.6%
9. Apple, Inc. Designs, manufactures and markets personal computers and related computing and mobile communication devices	2.6%
10. Viacom, Inc. Operator of cable television networks and producer of motion pictures	2.6%

Portfolio holdings and characteristics are subject to change.

For more complete details about the fund's investment portfolio, see page 11. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 42 for contact information.

Portfolio Management Team

Di Kumble, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2015.

— Senior Portfolio Manager, Head of Tax Managed Equities: New York.

— Joined Deutsche Asset & Wealth Management in 2003 with seven years of industry experience. Prior to joining, she served as a Portfolio Manager at Graham Capital Management. Previously, she worked as a Quantitative Strategist at ITG Inc. and Morgan Stanley.

— PhD in Chemistry, Princeton University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Standard & Poor’s 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

Price-to-earnings ratio (P/E) ratio (or accounting P/E ratio) compares a company’s current share price to its per-share earnings. The CROCI® economic P/E ratio is a measure of valuation that incorporates all of the assets and liabilities of a company which are adjusted systematically by the CROCI® team.

The consumer discretionary sector represents industries that produce goods and services that are not necessities in everyday life.

Overweight means the fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the fund holds a lower weighting.

The consumer staples sector represents companies that produce essential items such as food, beverages and household products.

Investment Portfolio as of September 30, 2015

	Shares	Value ($)

Common Stocks 98.0%
Consumer Discretionary 19.6%
Auto Components 9.9%
BorgWarner, Inc.	2,700	112,293
Delphi Automotive PLC	1,600	121,664
Goodyear Tire & Rubber Co.	3,900	114,387
Johnson Controls, Inc.	2,700	111,672
		460,016
Media 7.1%
CBS Corp. "B"	2,500	99,750
Twenty-First Century Fox, Inc. "A"	4,100	110,618
Viacom, Inc. "B"	2,800	120,820
		331,188
Textiles, Apparel & Luxury Goods 2.6%
Michael Kors Holdings Ltd.*	2,900	122,496
Consumer Staples 10.2%
Food & Staples Retailing 2.4%
Wal-Mart Stores, Inc.	1,700	110,228
Food Products 7.8%
Archer-Daniels-Midland Co.	2,600	107,770
Keurig Green Mountain, Inc.	2,500	130,350
Tyson Foods, Inc. "A"	2,900	124,990
		363,110
Energy 4.9%
Energy Equipment & Services 2.6%
National Oilwell Varco, Inc.	3,200	120,480
Oil, Gas & Consumable Fuels 2.3%
Valero Energy Corp.	1,800	108,180
Health Care 7.1%
Biotechnology 2.3%
Gilead Sciences, Inc.	1,100	108,009
Pharmaceuticals 4.8%
Johnson & Johnson	1,300	121,355
Merck & Co., Inc.	2,100	103,719
		225,074
Industrials 18.9%
Aerospace & Defense 2.6%
Raytheon Co.	1,100	120,186
Electrical Equipment 7.1%
Eaton Corp. PLC	2,100	107,730
Emerson Electric Co.	2,500	110,425
Rockwell Automation, Inc.	1,100	111,617
		329,772
Machinery 9.2%
Cummins, Inc.	1,000	108,580
Dover Corp.	1,900	108,642
PACCAR, Inc.	2,000	104,340
Parker-Hannifin Corp.	1,100	107,030
		428,592
Information Technology 25.2%
Communications Equipment 4.8%
Cisco Systems, Inc.	4,400	115,500
QUALCOMM, Inc.	2,000	107,460
		222,960
Electronic Equipment, Instruments & Components 2.6%
Corning, Inc.	6,900	118,128
IT Services 2.5%
International Business Machines Corp.	800	115,976
Semiconductors & Semiconductor Equipment 5.1%
Intel Corp.	4,300	129,602
Micron Technology, Inc.*	7,300	109,354
		238,956
Technology Hardware, Storage & Peripherals 10.2%
Apple, Inc.	1,100	121,330
Hewlett-Packard Co.	4,400	112,684
NetApp, Inc.	4,100	121,360
Western Digital Corp.	1,500	119,160
		474,534
Materials 4.4%
Chemicals
LyondellBasell Industries NV "A"	1,400	116,704
The Mosaic Co.	2,900	90,219
		206,923
Utilities 7.7%
Electric Utilities 5.0%
Entergy Corp.	1,800	117,180
Exelon Corp.	3,800	112,860
		230,040
Multi-Utilities 2.7%
Consolidated Edison, Inc.	1,900	127,015
Total Common Stocks (Cost $5,304,328)		4,561,863

Cash Equivalents 2.8%
Central Cash Management Fund, 0.12% (a) (Cost $128,695)	128,695	128,695
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $5,433,023)†	100.8	4,690,558
Other Assets and Liabilities, Net	(0.8)	(38,330)
Net Assets	100.0	4,652,228

* Non-income producing security.

† The cost for federal income tax purposes was $5,433,023. At September 30, 2015, net unrealized depreciation for all securities based on tax cost was $742,465. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $33,794 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $776,259.

(a) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (b)	$ 4,561,863	$ —	$ —	$ 4,561,863
Short-Term Investments	128,695	—	—	128,695
Total	$ 4,690,558	$ —	$ —	$ 4,690,558
Total	$	$	$	$

There have been no transfers between fair value measurement levels during the period ended September 30, 2015.

(b) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of September 30, 2015
Assets
Investments: Investments in non-affiliated securities, at value (cost $5,304,328)	$ 4,561,863
Investment in Central Cash Management Fund (cost $128,695)	128,695
Total investments, at value (cost $5,433,023)	4,690,558
Cash	1,297
Receivable for Fund shares sold	9,547
Dividends receivable	6,000
Interest receivable	7
Due from Advisor	11,164
Other assets	4,739
Total assets	4,723,312
Liabilities
Accrued Trustees' fees	272
Other accrued expenses and payables	70,812
Total liabilities	71,084
Net assets, at value	$ 4,652,228
Net Assets Consist of
Undistributed net investment income	40,082
Net unrealized appreciation (depreciation) on investments	(742,465)
Accumulated net realized gain (loss)	(10,990)
Paid-in capital	5,365,601
Net assets, at value	$ 4,652,228

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2015 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($191,775 ÷ 22,179 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.65
Maximum offering price per share (100 ÷ 94.25 of $8.65)	$ 9.18

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($115,356 ÷ 13,392 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 8.61
Class R6 Net Asset Value, offering and redemption price per share ($86,551 ÷ 10,000 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.66
Class S Net Asset Value, offering and redemption price per share ($114,380 ÷ 13,217 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.65
Institutional Class Net Asset Value, offering and redemption price per share ($4,144,166 ÷ 478,812 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.66

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the period from April 13, 2015 (commencement of operations) to September 30, 2015
Investment Income
Income: Dividends	$ 59,877
Income distributions — Central Cash Management Fund	87
Total income	59,964
Expenses: Management fee	15,404
Administration fee	2,370
Services to shareholders	156
Distribution and service fees	670
Custodian fee	2,907
Professional fees	53,423
Reports to shareholders	21,830
Registration fees	2,378
Trustees' fees and expenses	1,368
Other	3,120
Total expenses before expense reductions	103,626
Expense reductions	(83,744)
Total expenses after expense reductions	19,882
Net investment income (loss)	40,082
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(10,990)
Change in net unrealized appreciation (depreciation) on investments	(742,465)
Net gain (loss)	(753,455)
Net increase (decrease) in net assets resulting from operations	$ (713,373)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Period Ended September 30, 2015*
Operations: Net investment income (loss)	$ 40,082
Net realized gain (loss)	(10,990)
Change in net unrealized appreciation (depreciation)	(742,465)
Net increase (decrease) in net assets resulting from operations	(713,373)
Fund share transactions: Proceeds from shares sold	192,790
Cost of shares redeemed	(15,309)
Net increase (decrease) in net assets from Fund share transactions	177,481
Increase (decrease) in net assets	(535,892)
Net assets at beginning of period (initial capital)	5,188,120
Net assets at end of period (including undistributed net investment income of $40,082)	$ 4,652,228

* For the period from April 13, 2015 (commencement of operations) to September 30, 2015.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Period Ended 9/30/15[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.06
Net realized and unrealized gain (loss)	(1.41)
Total from investment operations	(1.35)
Net asset value, end of period	$ 8.65
Total Return (%)[c,d]	(13.50)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	192
Ratio of expenses before expense reductions (%)	4.62*
Ratio of expenses after expense reductions (%)	1.06*
Ratio of net investment income (loss) (%)	1.45*
Portfolio turnover rate (%)	29**

[a] For the period from April 13, 2015 (commencement of operations) to September 30, 2015.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class C	Period Ended 9/30/15[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.03
Net realized and unrealized gain (loss)	(1.42)
Total from investment operations	(1.39)
Net asset value, end of period	$ 8.61
Total Return (%)[c,d]	(13.90)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	115
Ratio of expenses before expense reductions (%)	5.38*
Ratio of expenses after expense reductions (%)	1.81*
Ratio of net investment income (loss) (%)	.71*
Portfolio turnover rate (%)	29**

[a] For the period from April 13, 2015 (commencement of operations) to September 30, 2015.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class R6	Period Ended 9/30/15[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.08
Net realized and unrealized gain (loss)	(1.42)
Total from investment operations	(1.34)
Net asset value, end of period	$ 8.66
Total Return (%)[c]	(13.40)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	87
Ratio of expenses before expense reductions (%)	4.36*
Ratio of expenses after expense reductions (%)	.81*
Ratio of net investment income (loss) (%)	1.72*
Portfolio turnover rate (%)	29**

[a] For the period from April 13, 2015 (commencement of operations) to September 30, 2015.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class S	Period Ended 9/30/15[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.08
Net realized and unrealized gain (loss)	(1.43)
Total from investment operations	(1.35)
Net asset value, end of period	$ 8.65
Total Return (%)[c]	(13.50)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	114
Ratio of expenses before expense reductions (%)	4.37*
Ratio of expenses after expense reductions (%)	.84*
Ratio of net investment income (loss) (%)	1.71*
Portfolio turnover rate (%)	29**

[a] For the period from April 13, 2015 (commencement of operations) to September 30, 2015.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Institutional Class	Period Ended 9/30/15[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.08
Net realized and unrealized gain (loss)	(1.42)
Total from investment operations	(1.34)
Net asset value, end of period	$ 8.66
Total Return (%)[c]	(13.40)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4
Ratio of expenses before expense reductions (%)	4.34*
Ratio of expenses after expense reductions (%)	.81*
Ratio of net investment income (loss) (%)	1.72*
Portfolio turnover rate (%)	29**

[a] For the period from April 13, 2015 (commencement of operations) to September 30, 2015.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche CROCI® U.S. Fund (the "Fund") is a diversified series of Deutsche Investment Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At September 30, 2015, the Fund had approximately $11,000 of short-term tax basis capital loss carryforwards, which may be applied against realized net taxable capital gains indefinitely.

The Fund has reviewed the tax positions for the open tax years as of September 30, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2015, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$ 40,082
Capital loss carryforward	$ (11,000)
Net unrealized appreciation (depreciation) on investments	$ (742,465)

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the period from April 13, 2015 (commencement of operations) to September 30, 2015, purchases and sales of investment securities (excluding short-term investments) aggregated $6,739,894 and $1,424,577, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The management fee payable under the Investment Management Agreement is equal to an annual rate (exclusive of any applicable waivers/reimbursement) of 0.65% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the period from April 13, 2015 (commencement of operations) to September 30, 2016, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.06%
Class C	1.81%
Class R6	.81%
Class S	.91%
Institutional Class	.81%

For the period from April 13, 2015 (commencement of operations) to September 30, 2015, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 2,269
Class C	1,823
Class R6	1,600
Class S	1,863
Institutional Class	76,189
$ 83,744

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the period from April 13, 2015 (commencement of operations) to September 30, 2015, the Administration Fee was $2,370, of which $389 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the period from April 13, 2015 (commencement of operations) to September 30, 2015, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at September 30, 2015
Class A	$ 11	$ 5
Class C	19	10
Class R6	9	4
Class S	16	8
Institutional Class	58	23
	$ 113	$ 50

Distribution and Service Fees. Under the Fund's Class C 12b-1 plan, DeAWM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Service Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the period from April 13, 2015 (commencement of operations) to September 30, 2015, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2015
Class C	$ 383	$ 73

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the period from April 13, 2015 (commencement of operations) to September 30, 2015, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2015	Annualized Rate
Class A	$ 159	$ 126.25%
Class C	128	60.25%
	$ 287	$ 186

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the period from April 13, 2015 (commencement of operations) to September 30, 2015 aggregated $0.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the period from April 13, 2015 (commencement of operations) to September 30, 2015, the CDSC for the Fund's Class C shares was $0. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the period from April 13, 2015 (commencement of operations) to September 30, 2015, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $7,672, of which $4,758 was unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

D. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At September 30, 2015, DIMA held approximately 97% of the outstanding shares of the Fund.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Period Ended September 30, 2015*
	Shares	Dollars
Shares sold
Class A	13,421	$ 124,384
Class C	3,392	32,455
Class S	3,736	35,951
		$ 192,790
Shares redeemed
Class A	(1,242)	$ (10,703)
Class S	(519)	(4,606)
		$ (15,309)
Net increase (decrease)
Class A	12,179	$ 113,681
Class C	3,392	32,455
Class S	3,217	31,345
		$ 177,481
Initial capital
Class A	10,000	$ 100,000
Class C	10,000	100,000
Class R6	10,000	100,000
Class S	10,000	100,000
Institutional Class	478,812	4,788,120
		$ 5,188,120

* For the period from April 13, 2015 (commencement of operations) to September 30, 2015.

Report of Independent Registered Public Accounting Firm

To the Trustees of Deutsche Investment Trust and Shareholders of Deutsche CROCI® U.S. Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Deutsche CROCI® U.S. Fund (the "Fund") at September 30, 2015, the results of its operations, the changes in its net assets and the financial highlights for the period indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2015 by correspondence with the custodian, transfer agent, and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts November 20, 2015	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the and held for the entire period (April 13, 2015 to September 30, 2015).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the period ended September 30, 2015 (Unaudited)
Actual Fund Return*	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 4/13/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/15	$ 865.00	$ 861.00	$ 866.00	$ 865.00	$ 866.00
Expenses Paid per $1,000**	$ 4.63	$ 7.89	$ 3.54	$ 3.67	$ 3.54

* For the period from April 13, 2015 (commencement of operations) to September 30, 2015.

** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 171 (the number of days since April 13, 2015, the commencement of the class), then divided by 365.

Hypothetical 5% Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/15	$ 1,019.75	$ 1,015.99	$ 1,021.01	$ 1,020.86	$ 1,021.01
Expenses Paid per $1,000***	$ 5.37	$ 9.15	$ 4.10	$ 4.26	$ 4.10

*** Expenses (hypothetical expenses if the Fund had been in existence from April 1, 2015) are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class R6	Class S	Institutional Class
Deutsche CROCI® U.S. Fund	1.06%	1.81%	.81%	.84%	.81%

For more information, please refer to the Fund's prospectuses.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the Deutsche CROCI® U.S Fund’s (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in March 2015.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In March 2015, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees meet frequently to discuss fund matters. The Trustees met privately with counsel to discuss the Agreement and other matters relating to the Fund. The Trustees were also advised by a fee consultant retained by the Trustees (the "Fee Consultant") in the course of their review of the Agreement and considered a report prepared by the Fee Consultant in connection with their deliberations.

In determining to approve the Agreement, the Board considered factors that it believed relevant to the interests of the Fund. The Board noted that DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services to be provided under the Agreement. The Board noted that, under the Agreement, DIMA will provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA will provide administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. Because the Fund had not yet commenced operations, no information relating to the Fund’s past performance could be considered by the Board. On the basis of this evaluation, the Board concluded that the nature, quality and extent of services are expected to be satisfactory.

Fees and Expenses. The Board considered the Fund’s proposed investment management fee schedule, estimated operating expenses and estimated total expense ratios, and comparative information provided by Lipper Inc. and DIMA. The Board noted that DIMA proposed to cap expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at 1.06%, 1.81%, 0.81%, 0.81%, and 0.91% of average net assets of Class A, Class C, Class R6, Institutional Class and Class S shares, respectively, for a one-year period following the Fund’s commencement of operations. The Board considered the Fund’s management fee schedule as compared to fees charged by DIMA to comparable funds. On the basis of the information provided, including the report provided by the Fee Consultant, the Board concluded that the proposed management fees were reasonable and appropriate in light of the nature, quality and extent of services to be provided by DIMA.

Profitability. Because the Fund had not yet commenced operations, no information regarding DIMA’s costs and profits from providing investment management services to the Fund could be considered by the Board.

Economies of Scale. Given the uncertainty regarding the Fund’s size and related operating costs, the Board deferred evaluation of the economies of scale to a future date. The Board observed that while the proposed investment management fee schedule does not include breakpoints, the Board would consider implementation of one or more breakpoints once the Fund reached an efficient operating size.

Other Benefits to DIMA and Their Affiliates. The Board considered the character and amount of other incidental benefits to be received by DIMA and its affiliates, including any fees to be received by DIMA for administrative services provided to the Fund and any fees to be received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft dollar allocations, including that DIMA may allocate brokerage to pay for research services generated by parties other than the executing broker-dealers. The Board also noted the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that the proposed management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined to approve the Agreement and concluded that the Agreement was in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	108	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	108	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	108	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	108	Director, Becton Dickinson and Company[2] (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	108	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	108	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	108	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	108	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	108	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	108	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	108	—
Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset & Wealth Management
Melinda Morrow[6] (1970) Vice President, 2012–present	Director,[3] Deutsche Asset & Wealth Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Robert Kloby[6] (1962) Chief Compliance Officer, 2006–present	Managing Director,[3] Deutsche Asset & Wealth Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan[6] (1974) Assistant Secretary, 2013–present	Director,[3] Deutsche Asset & Wealth Management
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	DCUAX	DCUCX	DCUSX	DCUIX
CUSIP Number	25157M588	25157M570	25157M547	25157M554
Fund Number	1020	1320	2020	1420
For shareholders of Class R6
Automated Information Line	DeAWM Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

deutschefunds.com

Click "Retirement Plans" to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DeAWM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Class R6
Nasdaq Symbol	DCURX
CUSIP Number	25157M562
Fund Number	1620

Notes

Notes

Notes

Notes

Notes

Notes

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

PRSRT STD
U.S. POSTAGE
PAID
LANCASTER, PA
PERMIT NO. 1793

DCUS-2
(R-039599-10 11/15)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

deutsche CROCI U.S. fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2015	$42,750	$0	$0	$0
2014*	n/a	$0	$0	$0

*Fund commenced operations on April 13, 2015

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2015	$0	$30,661	$0
2014	$0	$63,439	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2015	$0	$30,661	$0	$30,661
2014	$0	$63,439	$0	$63,439

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche CROCI® U.S. Fund, a series of Deutsche Investment Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	November 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	November 27, 2015

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	November 27, 2015